Exhibit 99.3

In re	GRANDPARENTS.COM, INC.	Case No.	17-14711
	Debtor	Reporting Period:	APRIL 14th to 30th, 2017

ADDENDUM 1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS FOR THE NON-DEBTORS
AMERICAN GRANDPARENTS ASSOCIATION LLC (APA) and GRANDPARENTS INSURANCE SOLUTIONS LLC (GPIS)

	BANK ACCOUNTS
ACCOUNT NUMBER (LAST 4)	APA CHASE BANK A/C XXXX5251	GPIS CHASE BANK A/C XXXX1381	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING APRIL 14TH	975	40000	40975
RECEIPTS
MEMBERSHIP REVENUE	570
MEDICARE		119	119
AETNA LIFE INSURANCE		1486	1486
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS	570	1605	1605
DISBURSEMENTS
NET PAYROLL ADP
PAYROLL TAXES ADP
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES
INSURANCE		1117	1117
ADMINISTRATIVE	10	63	73
SELLING
OTHER DUPLICATED PAYMENTS
OWNER DRAW *
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	10	1180	1190

NET CASH FLOW	560	425	985
(RECEIPTS LESS DISBURSEMENTS)

CASH – END OF MONTH	1535	40425	41960

BALANCE PER BANK	1535	40473
LESS: OUTSTANDING CHECKS	0	48
BALANCE PER B00K	1535	40425

In re	GRANDPARENTS.COM, INC.	Case No.	17-14711
	Debtor	Reporting Period:	April 14 - 30, 2017

ADDENDUM 2
STATEMENT OF OPERATIONS (Income Statement)
GRANDPARENTS INSURANCE SOLUTIONS LLC

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	APRIL 14-30	CUMULATIVE -FILING TO DATE
Gross Revenues	1605	1605
Less: Returns and Allowances
Net Revenue	1605	1605
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit	1605	1605
OPERATING EXPENSES
Consultant Preferred Empoyers LLC	4167	4167
Auto and Truck Expense
Bad Debts
Bank & Merchant Fees	15	15
Employee Benefits Programs
Executive Salaries - Gross
Insurance	1105	1105
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Staff Salaries - Gross
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	5287	5287
Depreciation/Depletion/Amortization	0	0
Net Profit (Loss) Before Other Income & Expenses	-3682	-3682

In re	GRANDPARENTS.COM, INC.	Case No.	17-14711
	Debtor	Reporting Period:	April 14 - 30, 2017

ADDENDUM 3
STATEMENT OF OPERATIONS (Income Statement)
AMERICAN GRANDPARENTS ASSOCIATION LLC

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	APRIL 14-30	CUMULATIVE -FILING TO DATE
Gross Revenues	570	570
Less: Returns and Allowances
Net Revenue	570	570
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit	570	570
OPERATING EXPENSES
Consultant Preferred Empoyers LLC
Auto and Truck Expense
Bad Debts
Bank & Merchant Fees	10	10
Employee Benefits Programs
Executive Salaries - Gross
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Staff Salaries - Gross
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	10	10
Depreciation/Depletion/Amortization	0	0
Net Profit (Loss) Before Other Income & Expenses	560	560

In re	GRANDPARENTS.COM, INC.	Case No.	17-14711
	Debtor	Reporting Period:	April 14 - 30, 2017

ADDENDUM 4
BALANCE SHEET
GRANDPARENTS INSURANCE SOLUTIONS LLC

The Balance Sheet is to be completed on an accrual basis only.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH
CURRENT ASSETS
Unrestricted Cash and Equivalents	40425
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)	4250
Intercompany Receivable e
Deposits
Prepaid Expenses	1117
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	45792	0
PROPERTY & EQUIPMENT
Real Property and Improvements
Computer equpment and Software
Furniture, Fixtures and Office Equipment
Internet Domain & Website
Other tax refund
Less: Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	0	0
OTHER ASSETS
Amounts due from Insiders*
Other Assets NOLs
TOTAL OTHER ASSETS	0	0
TOTAL ASSETS	45792	0

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable and accruals	10275
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*	528245
Other Post-petition Liabilities (attach schedule)
TOTAL POST-PETITION LIABILITIES	538520	0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt VB Funding
Priority Debt	0
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES	0	0
TOTAL LIABILITIES	538520	0
OWNERS' EQUITY
Capital Stock
Additional Paid-In Capital
Partners' Capital Account
Owner's Equity Account
Retained Earnings	-492728
Adjustments to Owner Equity (attach schedule)
Post-petition Contributions (attach schedule)
NET OWNERS’ EQUITY	-492728	0
TOTAL LIABILITIES AND OWNERS' EQUITY	45792	0

In re	GRANDPARENTS.COM, INC.	Case No.	17-14711
	Debtor	Reporting Period:	April 14 - 30, 2017

ADDENDUM 5
BALANCE SHEET
AMERICAN GRANDPARENTS ASSOCIATION LLC

The Balance Sheet is to be completed on an accrual basis only.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH
CURRENT ASSETS
Unrestricted Cash and Equivalents	1535
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Intercompany Receivable e
Deposits
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	1535	0
PROPERTY & EQUIPMENT
Real Property and Improvements
Computer equpment and Software
Furniture, Fixtures and Office Equipment
Internet Domain & Website
Other tax refund
Less: Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	0	0
OTHER ASSETS
Amounts due from Insiders*
Other Assets NOLs
TOTAL OTHER ASSETS	0	0
TOTAL ASSETS	1535	0

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	1250
Prepaid Memberships	9871
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*	18174
Other Post-petition Liabilities (attach schedule)
TOTAL POST-PETITION LIABILITIES	29295	0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt VB Funding
Priority Debt	0
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES	0	0
TOTAL LIABILITIES	29295	0
OWNERS' EQUITY
Capital Stock
Additional Paid-In Capital
Partners' Capital Account
Owner's Equity Account
Retained Earnings	-27760
Adjustments to Owner Equity (attach schedule)
Post-petition Contributions (attach schedule)
NET OWNERS’ EQUITY	-27760	0
TOTAL LIABILITIES AND OWNERS' EQUITY	1535	0